Trade and other payables	12 Months Ended
Dec. 31, 2021
Trade and other payables.
Trade and other payables
26.	Trade and other payables

	2021	2020	2019
	€	€	€
Trade payables	8,747,990	5,165,805	576,454
Social insurance and other taxes	660,223	282,981	170,739
VAT	955,551	—	—
License fee liability	3,750,000	—	—
Liabilities to players	9,564,889	6,879,992	2,300,474
Accruals	8,066,234	2,771,577	586,769
Other creditors	7,125	23,673	26,885
Deferred income	2,375	—	—
	31,754,387	15,124,028	3,661,321
Less non-current payables	(2,500,000)	—	—
Current portion	29,254,387	15,124,028	3,661,321

In August 2021 the Group obtained Type 1 and Type 2 Online Gaming License in Greece. The license fee of €5,000,000 is payable in four annual, equal instalments of €1,250,000 each of which €1,250,000 has been paid in the year. The amount €3,750,000 remains outstanding as the year and is included in the license fee liability.

The fair values of trade and other payables approximate to their carrying amounts as presented above.